UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2019
___________

F & M Bank Corp.
(Exact name of registrant as specified in its charter)

Virginia	000-13273	54-1280811
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 1111 Timberville, Virginia	22853
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (540) 896-8941

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appoint of New Director

On October 31, 2019, the Board of Directors of F&M Bank Corp. (the “Company”) appointed Anne B. Keeler as director of the Company, effective November 1, 2019. Ms. Keeler has been named to the Audit Committee of the Board of Directors.

Ms. Keeler will be entitled to the same compensation as the other non-employee directors, including meeting fees, retainers and bonuses, as described in the Company’s proxy statement filed in connection with the 2019 annual meeting of shareholders.

Ms. Keeler is the Vice President for Finance and Treasurer of Bridgewater College.

Agreement with Neil W. Hayslett

On October 28, 2019, the Company’s banking subsidiary, Farmers and Merchants Bank (the “Bank”), entered into a Separation Agreement and General Release (the “Agreement”) with Neil W. Hayslett in connection with Mr. Hayslett’s previously-announced retirement as Executive Vice President and Chief Operating Officer of the Company.

Pursuant to the Agreement, Mr. Hayslett is entitled to receive continuation of his current base salary for a period of twelve months following his retirement, as well as certain contributions to his health benefits during that period. The Agreement also contains customary release and waiver of claims provisions in favor of the Bank and affiliated parties.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1	Separation Agreement and General Release, by and between Farmers and Merchants Bank and Neil W. Hayslett.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F & M Bank Corp.

Date: November 1, 2019	By:	/s/ Carrie A. Comer
Carrie A. Comer
Executive Vice President and Chief Financial Officer

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